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September 1, 2015

Registrant	File No.	Form	Original Filing Date	Amended Filing Date	Explanation
Pioneer Series Trust X	811-21108	N-Q/A	8/27/15	9/1/15
The Registrant amended the Form N-Q for the period ended June 30, 2015 to correct, the filing for a duplicate Schedule of investments (SOI).
• One duplicate SOI for the Pioneer Dynamic credit fund was removed.